Grant Park Fund

Class A, B, Legacy 1, Legacy 2, Global 1, Global 2 and Global 3 Units

Monthly Performance Report December 2019



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GRANT PARK FUND®

This fund is closed to new investment.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste. 600
Chicago, IL 60661

Market Commentary: December 2019

Overall Fund performance was positive, led by gains in the equities, metals, energies and grains and foods sectors. Losses in the fixed income and currencies sectors partially offset trading profits.

Positive performance in equities was driven by positions in the FTSE, MSCI EM, Nasdaq and Hang Seng indices. Performance in metals was driven by positions in gold and platinum. Gains in energies were led by positions in brent oil and crude oil. Losses in heating oil and gas oil positions offset some of the gains. Performance in grains and foods was slightly positive, as gains in positions in wheat, cotton and soybean oil were mostly offset by losses in soybean meal, soybeans and cocoa.

Negative performance in the fixed income sector was driven by positions in the Bund, U.S. Treasury Bond and Euro OAT Futures. Performance in the currencies sector was negative and led by positions in foreign exchange of the U.S. dollar against the euro, euro and the Australian dollar.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.33%	0.80%	2.01%	2.67%	-2.21%	0.98%	2.39%	1.95%	-1.44%	-1.59%	-0.24%	0.93%	**4.85%**
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
	10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%	-12.95%	-6.13%
	2013	2014	2015	2016	2017	2018							
	-3.84%	6.66%	-12.41%	-0.78%	-3.12%	-9.92%							

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.39%	0.74%	1.96%	2.65%	-2.29%	0.98%	2.34%	1.89%	-1.49%	-1.64%	-0.30%	0.88%	**4.23%**
	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
	7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%	-13.52%	-6.74%	-4.44%	6.07%	-12.97%
	2016	2017	2018										
	-1.48%	-3.75%	-10.50%										

Legacy 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.14%	0.99%	2.17%	2.89%	-2.04%	1.14%	2.64%	2.14%	-1.30%	-1.41%	-0.06%	1.12%	**7.20%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-3.39%	6.09%	-11.00%	-3.96%	-1.75%	8.64%	-10.44%	1.41%	-0.86%	-7.80%			

Legacy 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.16%	0.97%	2.09%	2.83%	-2.02%	1.12%	2.56%	2.12%	-1.28%	-1.42%	-0.08%	1.10%	**6.87%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-3.55%	5.73%	-11.45%	-4.26%	-1.95%	8.55%	-10.66%	1.14%	-1.10%	-8.03%			

Global 1 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.10%	1.04%	2.09%	2.90%	-1.97%	1.19%	2.64%	2.18%	-1.21%	-1.37%	-0.01%	1.16%	**7.65%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-4.32%	2.88%	-11.18%	-3.30%	-1.22%	9.34%	-10.46%	2.58%	-0.40%	-6.95%			

Global 2 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.12%	1.02%	2.15%	2.88%	-1.98%	1.17%	2.61%	2.16%	-1.23%	-1.38%	-0.03%	1.14%	**7.47%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-4.64%	2.56%	-11.43%	-3.55%	-1.44%	9.14%	-10.64%	2.51%	-0.62%	-7.19%			

Global 3 Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2019	-1.26%	0.87%	2.08%	2.75%	-2.15%	1.04%	2.47%	2.02%	-1.37%	-1.53%	-0.18%	1.00%	**5.73%**
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018			
	-6.04%	0.68%	-13.05%	-5.19%	-3.06%	7.46%	-12.16%	0.80%	-2.34%	-8.82%			

*All historical performance is available at www.grantparkfunds.com

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

A, B and Legacy Units

Trading Performance by Sector


8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
December
2019
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
19%	23%	26%	15%	7%	10%

Global Units

Trading Performance by Sector


8%
6%
4%
2%
0%
-2%
-4%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
December
2019
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Food	Metals
19%	23%	26%	15%	7%	10%

Sector Positions at Month-End


Commodities 40%
Financials 60%
Energy 23%
Grains 7%
Metals 10%
Currencies 19%
Equities 26%
Fixed Income 15%
Jan 19
Feb 19
Mar 19
Apr 19
May 19
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Statistics Since Inception - Class A Units[1] January 1989 - December 2019	
Total Fund Assets (A, B, Legacy, Global)	$63M
12-Month Return	4.85%
Average 12-Month Return	12.02%
36-Month Cumulative Return	-8.50%
60-Month Cumulative Return	-20.48%
Compounded Annualized ROR	8.57%
3-Year Compounded Annualized ROR	-2.92%
5-Year Compounded Annualized ROR	-4.48%
10-Year Compounded Annualized ROR	-3.56%
Worst Drawdown (12/08 - 1/19)	-40.54%
Worst Drawdown Last 5 Years (12/08 - 1/19)	-40.54%
Average 1-month Gain	5.47%
Average 1-month Loss	-3.82%
# of Winning Months	190
# of Losing Months	182

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] January 2010 - December 2019		
↑ ↓	Moved in Opposite Directions	**45%**
↑ ↑	Positive Results for Both	**37%**
↓ ↓	Negative Results for Both	**18%**

[1] Class A Units closed to new investment.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.